RumbleOn

RMBL | Nasdaq

DISRUPTING THE VEHICLE SUPPLY CHAIN USING INNOVATIVE TECHNOLOGY

INVESTOR PRESENTATION

Marshall Chesrown
Chairman & CEO
May 2019


Technology
Innovation
SYSTEM
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

RumbleOn

Forward Looking Statements & Projections

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on April 1, 2019, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Key Management



Marshall Chesrown
Co-Founder, CEO

AutoNation vroom autoamerica



Steve Berrard
Co-Founder, CFO

AutoNation BLOCKBUSTER Jamba Juice

RumbleOn

Our Vision:

Disrupt the pre-owned vehicle supply chain through the use of innovative technology to create the only 100% online vehicle marketplace for all buyers and sellers

RumbleOn at a Glance

$223.0M to $223.5M	12,090	30% to 32%	<30	$1Tn
1Q19 Revenue(1)	1Q19 Unit Sales(1)	1Q19 YoY Revenue Growth(2)	Average Days to Sale	U.S. Pre-Owned Vehicle Market

Disrupting the pre-owned vehicle supply chain through innovative technology that aggregates, processes, and distributes inventory in a faster and more cost-efficient manner

(1) Q1'19 preliminary results
(2) Proforma financials adjusted for Wholesale, Inc., Wholesale Express, LLC and Autosport USA, Inc.

Key Investment Highlights

- Powerful Technology Platform
- Disruptive Agnostic Strategy
- Revenue Growth and Margin Expansion
- Massive Addressable Market
- Vast Acquisition and Distribution Channels
- Compelling Unit Economics



The Pre-Owned Vehicle Market is Massive and Fragmented

RumbleOn

$1 Tn+

Annual Pre-Owned Vehicle Sales(1)

5-6m

Vehicles Listed on Craigslist

50m+

Annual Pre-Owned Retail Vehicle Sales(1)

50%

% of Vehicles Sales Peer-to-Peer(1)


MOTORCYCLES & POWERSPORTS
RV's
BOATS
$235 Bn
AUTOS & TRUCKS
$765 Bn

Graph: Aggregation of multiple sources.
Market data is from U.S. Census Bureau 2017 Retail Sales by Industry
[1]Edmunds.com 2017 Used Vehicle Market report and Publicly-listed dealership filings

RumbleOn

Current Marketplace Inefficiencies

RumbleOn is the Solution to these Marketplace Inefficiencies

Acquisition & Distribution Marketplace Inefficiencies

Dealers or Consumers Buying or Selling a Pre-Owned Vehicle

Infrequent Auctions
(difficulty accessing the best inventory)

Capital Heavy
(dealers need storage space, showrooms, associated personnel, expensive reconditioning facilities, distribution centers, etc.)

Inventory Risk
(long hold times, depreciation)

Inherent Risk in Private Party Transactions
(insecure funds and title transfer process, going to stranger's homes)

Low Transparency
(pricing, vehicle history, mechanical issues)

Time Consuming
(vehicle research, 3rd party inspections, financing process, difficult for consumers to sell a vehicle)

Geographic Restrictions
(challenging to reach consumers in different states)

Poor Vehicle Transport Options

What We Do

RumbleOn is disrupting the entire pre-owned vehicle supply chain with a nimble, capital-and-infrastructure-light model with multiple vehicle acquisition and distribution channels


CONSUMERS
DEALERS
RumbleOn Classifieds
RumbleOn
CONSUMERS
DEALERS
RumbleOn DealerDirect

RumbleOn

Only Platform Disrupting the Entire Supply Chain

	RumbleOn	CarMax	Carvana	CarGurus	TrueCar	craigslist	Manheim
Consumer to Dealer Sales	✓	✓	✓	✗	✗	✗	✗
Dealer to Consumer Sales	✓	✓	✓	✓	✓	✓	✗
Dealer to Dealer Sales	✓	✓	✗	✗	✗	✗	✓
Consumer to Consumer Sales	✓	✓	✗	✗	✗	✓	✗
Online Cash Offers Consumers	✓	✓	✓	✗	✓	✗	✗
Online Cash Offers Dealers	✓	✗	✗	✗	✗	✗	✓
Online Cash Offers Lenders	✓	✗	✗	✗	✗	✗	✓
Consumer Listing Site	✓	✗	✗	✓	✗	✓	✗
Multi-Vehicle Segments	✓	✗	✗	✗	✗	✓	✓

RumbleOn

Why We Are Different

Technology Platform

Proprietary VIN-based software platform with a rich set of capabilities

Scalable

Limitless expansion capabilities with minimal capital requirements

Flexible

Agnostic acquisition and distribution enabling higher margins and lower average days to sale

Ease of Use

Frictionless marketplace provides sellers with cash offers in <5 minutes

RumbleOn

Proprietary Technology Platform

Our Technology Platform Enables Disruption of Vehicle Supply and Distribution

Current product suite includes:

- ✓Cash Offer Tool
- ✓RumbleOn Marketplace
- ✓RumbleOn Classifieds
- ✓RumbleOn DealerDirect
- ✓Inventory Management
- ✓Carvis – Automated Vehicle Purchasing System
- ✓Tracker Tool
- ✓Integration Systems
- ✓AI – Machine Learning
- ✓Robust RumbleOn Database

In-house, dedicated product technology team (60+)


RumbleOn
GET A CASH OFFER ON YOUR VEHICLE
RumbleOn
BUY
OUR MISSION

The New RumbleOn Marketplace

RumbleOn

- ✓ The only platform that allows consumers and dealers to buy, sell, trade, and finance 100% online
- ✓ All vehicle types listed for sale in one online destination through the same simple process, and on the same user-friendly platform
- ✓ Enhanced filters to search large range of inventory, across all vehicle types
- ✓ Simplified cash offer process will allow consumers to get a fast cash offer on all vehicle types which will create additional inventory
- ✓ RumbleOn Finance platform will provide buyers with a fully transactional, paperless purchasing experience

THE 100% ONLINE VEHICLE MARKETPLACE



RumbleOn
The 100% Online Vehicle Marketplace
BUY
SELL
TRADE
FINANCE
CARS
TRUCKS
MOTORCYCLES
ATV's
RV's
Coming Soon
BOATS
Coming Soon

Capital & Infrastructure Light Business Model

- ✓ *No Showrooms*
- ✓ *No Reconditioning Centers*
- ✓ *No Associated Personnel*
- ✓ *100% Third Party Fulfillment Centers*



3rd Party
Fulfillment
Providers
PHOTOS
RECONDITIONING
CONDITION REPORTS
FULFILLMENT

GEOGRAPHIC LOCATIONS



Current Locations
Anticipated 2019 Openings

17 Regional Third Party Fulfillment Centers

Fulfillment centers are now located within 200 miles of 80% of the U.S. population.

Proven Execution

RumbleOn

Total Units

Q1'19 Sales Mix(2)


27%
73%
Powersports
Automotive


12,090
Preliminary(2)
11,500 – 11,800
Outlook(1)
6,763
2,875
2,013
878
355
313
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

Total Revenue


$223.0M – $223.5M
Preliminary(2)
$210M – $215M
Outlook(1)
$115,148,000
$19,255,000
$13,915,000
$8,080,000
$3,440,000
$3,706,000
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

(1) Q1 2019 ranges are management's outlook as of March 27, 2019
(2) Q1 2019 preliminary results

RumbleOn

Growth Catalysts and Path to Profitability


RumbleOn
RumbleOn
GET A CASH OFFER
FOR YOUR CAR
Your Car

Key Levers for Revenue Growth and Margin Expansion

- Vehicle acquisition via RumbleOn's Cash Offer Tool on the RumbleOn website
- Vehicle distribution across RumbleOn marketplace and DealerDirect platforms

Revenue Growth Driven By:



- ✓ Growing consumer sales, including through RumbleOn's Classifieds and RumbleOn Finance
- ✓ Adoption of DealerDirect across powersports and autos, expanding our reach to dealers
- ✓ Expanding inventory financing for increased inventory acquisition
- ✓ Expansion of online retail sales channels
- ✓ Additional distribution locations to extend our national footprint
- ✓ Participate in more stages of the transaction by originating loans through RumbleOn Finance

Margin Expansion Driven By:



- ✓ Optimization of vehicle sales/acquisition pricing leveraging our growing data set
- ✓ Growing consumer sales, including through RumbleOn's Classifieds
- ✓ Optimization of inventory mix and increased distribution locations
- ✓ Enhancing operational efficiency and reducing CAC through improved S&M channels
- ✓ Monetize loan origination and loan sales to finance partners through RumbleOn Finance

RumbleOn

Financial Results and Outlook

2019 Expectations

We expect RumbleOn to deliver sequential and year-over-year revenue and vehicle sales growth during 2019 and experience typical seasonal trends.

2019 will be an investment year for RumbleOn—we plan to deploy resources to establish and expand sales channels as well as to support marketing efforts and technology development.

We believe these investments will accelerate vehicle sales, revenue growth, and expand gross margin during 2019.

Management Objectives

- ✓ Drive vehicle sales and revenue growth
- ✓ Expand gross margins per vehicle
- ✓ Strengthen our balance sheet
- ✓ Achieve our operating margin target of 10%

Our 100% online, capital and infrastructure light model is an important advantage that will allow us to achieve significant operating leverage over time.



RumbleOn

Key Investment Highlights

- Powerful Technology Platform
- Disruptive Agnostic Strategy
- Revenue Growth and Margin Expansion
- Massive Addressable Market
- Vast Acquisition and Distribution Channels
- Compelling Unit Economics




Technology
Innovation
SYSTEM
Thank you
RumbleOn
www.rumbleon.com
RMBL | Nasdaq